REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

La Mancha Company

Santa Fe, New Mexico

We have audited the accompanying balance sheets of La Mancha Company as of December 31, 2011 and 2010 and the related statements of operations, stockholders' equity and cash flows for each of the years in the two-year period ended December 31, 2011. La Mancha Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of La Mancha Company as of December 31, 2011 and 2010 and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming La Mancha Company will continue as a going concern. As discussed in Note 6 to the financial statements, La Mancha Company has incurred losses in recent years and currently has no revenues or operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. Management’s plans in regards to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

PRITCHETT, SILER & HARDY, P.C.

Salt Lake City, Utah

April 16, 2012

La Mancha Company

Balance Sheets

December 31, 2011 and 2010

	December 31, 2011	December 31, 2010

ASSETS
Current Assets
Cash	$184	$895
Total Current Assets	184	895

Fixed Assets (Net)
Furniture and Equipment	-	-
Total Fixed Assets	-	-

TOTAL ASSETS	184	895

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable	-	308
Total Current Liabilities	-	308

TOTAL LIABILITIES	-	308

Stockholders' Equity
Common Stock; no par value, 20,000 shares
authorized, 14,225 shares issued & outstanding	27,006	27,006
Retained (Deficit)	(26,822)	(26,419)
Total Stockholders' Equity	184	587

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$184	$895

 The accompanying notes are an integral part of these financial statements

La Mancha Company

Statements of Operations

Years Ended December 31, 2011 and 2010

	Years Ended December 31,
	2011	2010

INCOME
Services	$-	$1,000
Total Revenue	-	1,000

COST OF SERVICE REVENUE	-	1,000

GROSS PROFIT	-	-

EXPENSES
General & Administration	403	685
Payroll Expense	-	-
Total Expenses	403	685

OTHER INCOME (EXPENSE)
Interest Income	-	-
Sale of Asset	-	-
Interest Expense	-	-
Total Other Income (Expense)	-	-

NET INCOME (LOSS) BEFORE INCOME TAXES	(403)	(685)

Current Income Tax Expense	-	-

Deferred Income Tax Expense	-	-

Net Income (Loss)	$(403)	$(685)

Loss per Common Share - Basic and Diluted	$(0.03)	$(0.05)

Weighted Average Number of Shares
Outstanding - Basic and Diluted	14,225	14,225

The accompanying notes are an integral part of these financial statements

La Mancha Company

Statement of Stockholders' Equity

Years Ended December 31, 2011 and 2010

	Common Stock Shares	Common Stock Amount	Additional Paid in Capital	Retained Earnings (Deficit)

Balance December 31, 2009	14,225	$27,006	$-	$(25,734)

Net loss for the year ended December 31, 2010				(685)

Balance December 31, 2010	14,225	27,006	-	(26,419)

Net loss for the year ended December 31, 2011				(403)

Balance December 31, 2011	14,225	$27,006	$-	$(26,822)

The accompanying notes are an integral part of these financial statements

La Mancha Company

Statements of Cash Flows

Years Ended December 31, 2011 and 2010

	Years Ended December 31,
	2011	2010

OPERATING ACTIVITIES
Net Income (Loss)	$(403)	$(685)

Adjustments to reconcile Net Income (Loss) to Net Cash used by operations:
Change in assets and liabilities:
(Decrease) Increase In Accounts Payable	(308)	308
NET CASH (USED) BY OPERATING ACTIVITIES	(711)	(377)

INVESTING ACTIVITIES
There were no investing activities	-	-
NET CASH (USED) BY INVESTING ACTIVITIES	-	-

FINANCING ACTIVITIES
There were no financing activities	-	-
NET CASH PROVIDED BY FINANCING ACTIVITIES	-	-

NET CASH DECREASE FOR PERIOD	(711)	(377)

CASH AT BEGINNING OF PERIOD	895	1,272

CASH AT END OF PERIOD	$184	$895

Supplemental Disclosures of Cash Flow Information:

Cash paid during the period for:
Interest	$-	$-
Income Taxes	$-	$-

Supplemental Schedule of Noncash Investing and Financing Activities:
For the years ended December 31, 2011 and 2010: None

The accompanying notes are an integral part of these financial statements

LA MANCHA COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE 1 – Summary of Significant Accounting Policies

Nature of Business – La Mancha Company (“Company”) is a small business with a broad spectrum of scientific disciplines that provides consulting services to the private sector, especially with regard to emerging technologies, alternative applications of established technologies, and assessment of development and maintenance programs for strategic technologies. The Company’s principal product is scientific and technological knowledge, gained through academic discipline, research activities and application experience. La Mancha, a New Mexico corporation formed in 1982, expanded in 1993 with the addition of retired scientists and technical managers from the Los Alamos National Laboratory. The Company offers consulting services that are based on sound science, an unprejudiced perspective, and multi-disciplined capabilities at reasonable rates. La Mancha Company’s primary work is to provide risk assessment consulting as well as technical and management consulting, often in the international environment. The firm maintains extensive contacts, both public and private, in Latin America, Europe, Asia and the Middle East, as well as with top levels of the U.S. Government.

Property and Equipment – Property and equipment are stated at cost. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized upon being placed in service. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. The estimated life has been determined to be three years unless a unique circumstance exists, which is then fully documented as an exception to the policy.

Fair Value of Financial Instruments – The Company estimates that the fair value of all financial instruments does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheets.

Income Taxes – The Company is not a taxpaying entity for federal income tax purposes. Taxes are paid on taxable income by the individual members rather than by the Company. Accordingly, no provision for income taxes has been recorded in the financial statements.

Loss Per Share – The computation of loss per share is based on the weighted average number of shares outstanding during the period in accordance with ASC Topic No. 260, “Earnings Per Share.”

Recently Enacted Accounting Standards – The FASB established the Accounting Standards Codification (“Codification” or “ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) issued under authority of federal securities laws are also sources of GAAP for SEC registrants. Existing GAAP was not intended to be changed as a result of the Codification, and accordingly the change did not impact our financial statements. The ASC does change the way the guidance is organized and presented.

Accounting Standards Update (“ASU”) ASU’s No. 2009-2 through ASU No. 2011-12 which contain technical corrections to existing guidance or affect guidance to specialized industries or entities were recently issued. These updates have no current applicability to the Company or their effect on the financial statements would not have been significant.

Cash Equivalents - The Company considers all highly liquid investments with an original maturity of three months or less at date of purchase to be cash equivalents.

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimated by management.

Revenue Recognition – The Company’s revenue is derived primarily from providing services under contractual agreements. Revenue is recognized when a project is completed.

NOTE 2 – Capital Stock

Common Stock

The Company has authorized 20,000 shares of common stock, no par value. At December 31, 2011 and 2010 there were 14,225 shares issued and outstanding.

On December 31, 2011, the Company closed a share exchange transaction (the “Reorganization”) with the shareholders of Sigma Labs, Inc., a Nevada corporation (“Sigma”), which resulted in La Mancha Company, along with a commonly owned company Sumner & Lawrence Limited (“Sumner”), becoming a wholly-owned subsidiary of Sigma. All of the shares of La Mancha Company and Sumner common stock outstanding at the closing of the Reorganization were exchanged for a total of 35,000,000 shares of Sigma’s common stock.

NOTE 3 – Loss Per Share

The following data show the amounts used in computing loss per share and the effect on income and the weighted average number of shares of dilutive potential common stock for the period ended December 31, 2011 and December 31, 2010:

	Year Ended December 31,
	2011	2010
Loss from continuing Operations available to Common stockholders	$(403)	$(685)

Weighted average number of common shares Outstanding used in loss per share during the Period	14,225	14,225

NOTE 4 – Furniture and Equipment

The following is a summary of property and equipment, purchased, used and depreciated over a three-year period, less accumulated depreciation, as of December 31, 2011 and 2010:

	Year Ended December 31,
	2011	2010
Furniture and Fixtures	$1,000	$1,000
Less: Accumulated Depreciation	(1,000)	(1,000)
Net Property and Equipment	$-	$-

There was no depreciation expense on property and equipment for the periods ended December 31, 2011 and 2010.

NOTE 5 – Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through the date the financial statements were issued and determined there are no items to disclose.

NOTE 6 - Going Concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company has incurred losses in the current and prior years, has a retained deficit, negative cash from operations and currently has no significant operations or revenues. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management anticipates that future operations will generate adequate revenues to cover expenses but would raise any necessary additional funds not provided by operations through loans from shareholders or related entities. There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.